                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 15, 2005

                              FALCON PRODUCTS, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    1-11577                  43-0730877
          --------                    -------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)

                 10650 Gateway Blvd., St. Louis, Missouri 63132
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (314) 991-9200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange (17 CFR 240.13e-4(c))

ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP.

     As previously disclosed, on January 31, 2005, Falcon Products, Inc. (the
"Company") and each of its direct and indirect domestic subsidiaries
(collectively, the "Debtors") filed voluntary petitions under Chapter 11 of
Title 11 of the United States Code in the United States Bankruptcy Court for the
Eastern District of Missouri (Eastern Division). During the bankruptcy, the
Debtors continued to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Code.

     On November 15, 2005, the Debtors' Third Amended Joint Plan of
Reorganization became effective and the Debtors emerged from bankruptcy. On that date, all of the previously issued and outstanding shares of capital stock of the Company were cancelled and a majority of the newly issued shares of capital stock are now held by funds and accounts affiliated with Oaktree Capital
Management, LLC and Whippoorwill Associates, Inc.

     The Company intends to take the steps necessary to cease being subject to the periodic reporting requirements of the federal securities laws.
Consequently, it is expected, that other than the filing of Form 15 under the
Securities Exchange Act of 1934, as amended, no further reports or filings under the federal securities laws will be issued or made by the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1      Press Release Dated November 16, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18,  2005

                                          FALCON PRODUCTS, INC.

                                          By: /s/ Neal R. Restivo
                                              --------------------
                                              Name:  Neal R. Restivo
                                              Title: Corporate Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

99.1     Press Release Dated November 16, 2005.